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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           May 20, 1999
                                                 -------------------------------


                                NRG Energy, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                                333-33397           41-1724239
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(State or other jurisdiction                 (Commission        (IRS Employer
    of incorporation)                        File Number)    Identification No.)
1221 Nicollet Mall, Minneapolis, Minnesota                          55403

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           (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code       (612) 373-5300
                                                   -----------------------------
                                      None
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         (Former name and former address, if changed since last report.)















    POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION
    OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED
    TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID
    OMB CONTROL NUMBER.                                    SEC 873 (1/99) 1 OF 6









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Item 5.  Other Events.

         In March, 1999, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-74519), which was declared effective on April 7, 1999. On May 21, 1999, the Company filed a Prospectus Supplement, dated May 20, 1999, and accompanying Prospectus, dated April 7, 1999, relating to the offering of $300,000,000 principal amount of the Company's 7.5% Senior Notes due 2009 (the "Notes"). In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:


Exhibit No.       Description
-----------       -----------

1.1 Underwriting Agreement, dated May 20, 1999, by and among the Company and the several underwriters listed on Schedule I thereto with respect to the issuance and sale of the Notes.

25.1              Statement of Eligibility of Trustee.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NRG Energy, Inc.
                                       -----------------------------------------
                                                     (Registrant)

Date         May 20, 1999              /S/ Leonard A. Bluhm
    --------------------------------                 (Signature)*

                                         Name:  Leonard A. Bluhm
                                         Title: Executive Vice President and
                                                Chief Financial Officer


*Print name and title of the signing officer under this signature